Exhibit 10.4

TrueYou.Com Inc.
501 Merritt 7, 5th Floor
Norwalk; Connecticut 06851

June 30, 2006

Scott J. Giordano
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Direct Dial:  (212) 407-4104
Fax:  (212) 407-4990

RE:	TrueYou.com, Inc. – Escrow Release Gross Escrow Deposit: $25,000,000

Dear Mr. Giordano:

        These instructions are given to you pursuant to a Funds Escrow Agreement among TrueYou.com, Inc. (the “Company”), Laurus Master Fund, Ltd. and Loeb & Loeb LLP as Escrow Agent. Subject to the terms set forth below, you are instructed to disburse $25,000,000 of the investor’s funds received by you to and on the Company’s behalf as follows:

Disbursements to the Company

     1.     $21,556,000.00 to TrueYou.com, Inc. pursuant to the following wire instructions:

Bank Name:	North Fork Bank New York, NY
ABA Number:	021407912
Account Name:	TrueYou.com, Inc.
Account Number:	2704058086

Disbursements to the Purchaser

      2.     $2,500,000.00 to Laurus Master Fund (for interest payments under the Note) pursuant to the following wire instructions:

Bank Name:	North Fork Bank New York, NY 10022
ABA Number:	021-407912
For Credit to:	Laurus Master Fund - TUYU
Account Number:	2704058102

Disbursements to the Purchaser’s Representatives

     3.       $900,000.00 – Laurus Capital Management, L.L.C. (closing payment), pursuant to the following wire instructions:

Bank Name:	North Fork Bank New York, NY 10022
ABA Number:	021407912
For Credit to:	Laurus Capital Management, LL.C.
Account Number:	2774045278

     4.       $40,000.00 – Laurus Capital Management, L.L.C. (Due diligence and structuring expenses), pursuant to the following wire instructions:

Bank Name:	North Fork Bank New York, NY 10022
ABA Number:	021407912
For Credit to:	Laurus Capital Management, LL.C.
Account Number:	2774045278

     5.         $4,000 – Loeb & Loeb LLP (for escrow agent fee), pursuant to the following wire instructions:

Bank Name:	Citibank, N.A.
ABA No:	021000089
Acct. No.:	02674308
Reference:	Laurus Escrow Arrangement

Very truly yours,
TrueYou.Com Inc.
By:_____________________ Name: Title: